                                                         Exhibit No. EX-23.e.2.a

                                   Schedule A
                             Underwriting Agreement
                  between Gartmore Variable Insurance Trust and
                      Gartmore Distribution Services, Inc.
                             Effective May 1, 2007*

Name of Fund
Gartmore GVIT Nationwide Fund (formerly Gartmore GVIT Total Return Fund)
Gartmore GVIT Growth Fund (formerly Capital Appreciation Fund)
Gartmore GVIT Government Bond Fund (formerly Government Bond Fund)
Gartmore GVIT Money Market Fund (formerly Money Market Fund)
Gartmore GVIT Money Market Fund II (formerly Money Market Fund II)
GVIT Small Company Fund (formerly Nationwide Small Company Fund)
J.P. Morgan GVIT Balanced Fund (formerly J.P. Morgan NSAT Balanced Fund)
Van Kampen GVIT Comstock Value Fund (formerly  Federated NSAT Equity Income Fund and Federated GVIT Equity Income Fund)
Gartmore GVIT Worldwide Leaders Fund (formerly Nationwide Global 50 Fund)
Federated GVIT High Income Bond Fund (formerly Federated NSAT High Income Fund)
Van Kampen GVIT Multi Sector Bond Fund (formerly MAS NSAT Multi Sector Bond Fund and MAS GVIT Multi Sector Bond Fund)
GVIT Small Cap Value Fund (formerly Nationwide Small Cap Value Fund)
GVIT Mid Cap Index Fund  (formerly  Dreyfus  GVIT Mid Cap Index Fund and Dreyfus
NSAT Mid Cap Index Fund)
GVIT Small Cap Growth Fund (formerly Nationwide Small Cap Growth Fund)
Gartmore GVIT Mid Cap Growth Fund (formerly  Strong NSAT Mid Cap Growth Fund and
Strong GVIT Mid Cap Growth Fund)
Gartmore GVIT Global Technology and Communications  Fund (formerly Gartmore GVIT
Global Technology and Communications Fund)
Gartmore GVIT Global Health Sciences Fund (formerly  Gartmore NSAT Global Health
Sciences Fund)
Gartmore GVIT Emerging  Markets Fund  (formerly  Gartmore NSAT Emerging  Markets
Fund)
Gartmore GVIT  International  Growth Fund (formerly  Gartmore NSAT International
Growth Fund)
Gartmore GVIT U.S.  Growth  Leaders Fund  (formerly  Gartmore GVIT U.S.  Leaders
Fund)
Gartmore GVIT Global Financial Services Fund
Gartmore GVIT Global Utilities Fund
Gartmore GVIT Investor  Destinations  Aggressive  Fund  (formerly  NSAT Investor
Destinations Aggressive Fund)
Gartmore GVIT Investor  Destinations  Moderately  Aggressive Fund (formerly NSAT
Investor Destinations Moderately Aggressive Fund)
Gartmore  GVIT  Investor  Destinations  Moderate  Fund  (formerly  NSAT Investor
Destinations Moderate Fund)

                                   Schedule A
                             Underwriting Agreement
                  between Gartmore Variable Insurance Trust and
                      Gartmore Distribution Services, Inc.
                            (Effective May 1, 2007*)
                                     Page 2

Name of Fund

Gartmore GVIT Investor Destinations  Moderately Conservative Fund (formerly NSAT
Investor Destinations Moderately Conservative Fund)
Gartmore GVIT Investor  Destinations  Conservative  Fund (formerly NSAT Investor
Destinations Conservative Fund)
Gartmore GVIT Nationwide Leaders Fund (formerly Gartmore GVIT U.S. Leaders Fund)
GVIT International Value Fund (formerly Dreyfus GVIT International Value Fund)
GVIT S&P 500 Index Fund
Gartmore GVIT Developing Markets Fund
American Funds GVIT Growth Fund
American Funds GVIT Global Growth Fund
American Funds GVIT Asset Allocation Fund
American Funds GVIT Bond Fund
American Funds GVIT Growth and Income Fund
GVIT Bond Index Fund
GVIT International Index Fund
GVIT Small Cap Index Fund
GVIT Enhanced Income Fund

*    As most recently  approved at the December 7, 2006 Board Meeting to add the
     American Funds GVIT Growth and Income Fund.

GARTMORE VARIABLE INSURANCE TRUST

By: __________________________________
Name:
Title

GARTMORE DISTRIBUTION SERVICES, INC.

By: __________________________________
Name:
Title